UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 15, 2011
Date of Report (Date of Earliest event reported)

STAKOOL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24723	88-0393257
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

8640 Philips Highway, Suite 5, Jacksonville, FL  32256
 (Address of principal executive offices)  (Zip Code)

(904) 425-1209
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement.

On June 16, 2011, Stakool, Inc. entered into a Letter of Intent of Sale and Purchase with Anthus Life Corp., a privately held Nevada corporation.  On July 20, 2011, Stakool, Inc. and Anthus Life Corp. executed an Agreement of Sale and Purchase wherein Anthus Life Corp received 77,588,470 shares of 79,388,470 issued and outstanding shares of Stakool, Inc. common shares, as well as 10,000,000 Preferred Shares of Stakool, Inc. in exchange for scheduled payments, and totaling Three Hundred Fifty Thousand Dollars ($350,000) and 1,200,000 shares of Anthus Life Corp common stock.  Additional terms include the following:

•	All officers and directors of Stakool, Inc. have resigned from their respective positions and Peter Hellwig has been elected to serve as President and Director of Stakool, Inc.;

•	Mr. Hellwig will appoint the Company’s new Board of Directors;

•	Outstanding convertible notes held by the Company will be satisfied with payments received by Anthus Life Corp.;

•	The Company and Anthus Life Corp will each be reasonably satisfied with their respective due diligence investigation and review of the other.; and

•	Both parties will cooperate one with the other in facilitating the transactions contemplated by the Agreement

On June 16, 2011, Stakool, Inc. entered into a Letter of Intent of Sale and Purchase with Anthus Life Corp., a privately held Nevada corporation.

On July 20, 2011, Stakool, Inc. and Anthus Life Corp. executed an Agreement of Sale and Purchase wherein Anthus Life Corp received 77,588,470 shares of 79,388,470 issued and outstanding shares of Stakool, Inc. common shares, as well as 10,000,000 Preferred Shares of Stakool, Inc. in exchange for scheduled payments, totaling Three Hundred Fifty Thousand Dollars ($350,000) and 1,300,000 shares of Stakool, Inc. common stock.  As of March 13, 2012, $145,000.00 has been paid toward the closing of this transaction.

On October 25, 2011, Stakool, Inc. and Anthus Life Corp. entered into an Amended Agreement of Sale and Purchase of which the payment terms were amended; the remaining terms and conditions were substantially the same as the original Agreement. The Closing Date for the Amended Agreement was November 5, 2011.

On January 23, 2012, Stakool, Inc. entered into an Amended payment schedule regarding Anthus Life Corp.’s payment obligations.  The final payment for the transaction between Stakool, Inc. and Anthus Life Corp. is scheduled to take place on October 15, 2012.

Further, with the purchase of Stakool, Inc., Anthus Life Corp acquired two subsidiaries, Dream Apartments, TV and Hong Kong Orient Express, Inc. Rather than continue to develop these two entities, the new management of Stakool, Inc. is concentrating on further development and growth of Anthus Life Corp.

The Agreement of Purchase and Sale between Stakool, Inc. and Anthus Life Corp. consists of scheduled payments and has not yet been completed.  There are still outstanding monies owed to the previous management of Stakool, Inc. (and/or its designees) and there are still issued and outstanding shares of common stock that have not yet been returned to the Company.  The new management of Stakool, Inc. is working on getting these shares back to the company.

An overview of Anthus Life follows:

OVERVIEW OF ANTHUS LIFE CORPORATION

Anthus Life Corporation was incorporated in the State of Nevada on June 4, 2009, with its principal place of business in Jacksonville, Florida.

ANTHUS LIFE is founded on the belief that everyone has the power to make healthy lifestyle choices. At ANTHUS LIFE, our motivating mission is to:

•	Source or manufacture and distribute innovative products made with all certified natural and/or organic ingredients

•	Conduct continual research and development of high performance “green” products

•	Grow by engaging strategic partners who have proven distribution

•	Sustain above-average annual top-line growth with a gross profit of 35% plus

•	Instill a corporate culture that empowers our fellow workers with dedication and enthusiastic team spirit

•	Apply sensitive and respectful practices to promote sustainable social relationships and responsible corporate governance

•	Maintain strong business growth through profitable and complementary acquisitions

ANTHUS LIFE strives to become one of the leading suppliers of natural and organic products by fulfilling the highest standards for quality, consistency, sustainability, product assortments, value-added support services and integrity in our business and personal relationships.  Through trust and our commitment to quality we will build a loyal consumer following throughout North America.

ANTHUS LIFE has formally launched 8 natural health bars; this year we will be looking to introduce additional USDA Organic Certified health bars.

Nutritional and dietary criteria that ANTHUS LIFE adheres to are based on review and approval by accredited scientific food agencies and standards as set by government organizations.  The Company will take acute consideration to effectively produce and package the best tasting product that is “good and better” for the consumer.

An experienced core management team is in place and has reviewed, studied and analyzed the natural and/or organic product market. ANTHUS LIFE will establish a procurement program and will work with outside professionals to build ANTHUS LIFE’s business, create brands through eco-friendly packaging and distinctive labeling, and develop key distribution relationships.

The strategy is to have ANTHUS LIFE’s brand name strongly associated on all their distributed products and to focus on finding and developing the best USDA certified natural and/or organic food product options for North America. In fact, during 2011 and 2012, ANTHUS LIFE will introduce additional USDA Certified Organic health bars.  Also, for 2011 and 2012, ANTHUS LIFE’s R&D team is diligently working to develop additional product line extensions to include energy drinks, additional health food items as well as the potential integration of advanced technologies such as nutraceuticals, etc.

ANTHUS LIFE has secured a manufacturer with the requisite governmental approval, having completed the package design and is distributing the initial product offering.  ANTHUS LIFE is excited about the opportunity to bring healthy, great tasting, and natural and/or organic food products at affordable prices to the mass North American market.

ANTHUS LIFE’s initial product launch includes 8 Health Bars that have:

No refined sugar • no artificial flavors • low sodium • no genetically modified products • no preservatives • no trans-fat • no gluten • no cholesterol • no dairy products, and no wheat.

ANTHUS LIFE is targeting the following consumers:  (i) those who are already knowledgeable on the benefits of natural and/or organic foods; presenting a viable opportunity for them to taste, switch, and become loyal, to our product; (ii) parents of young children wanting a healthy snack alternative and linking the need of healthy benefits and wellbeing, value in the price, and volume and quality; (iii) organizations in need of fundraising programs; and (iv) companies in search for new product line under their brand to add to their revenue stream.

We believe that once the consumer tastes our product line, he or she will become a loyal consumer and will seek out our product because of the health benefits, value in price, quality of the product and the good taste of the product, thus becoming a returning and loyal consumer.

Market indicators over the past 5 years show that the natural and/or organic product market is expanding fast, and it is only a matter of time before it enters into mainstream retailing. Even though most supermarkets sell natural and/or organic products it is our belief that consumers cannot identify with just one brand when shopping for natural and/or organic. The offerings are confusing and because they are mixed in with regular products they often become line extensions of existing products. We believe that the consumer market is ready to identify with a brand dedicated to quality, reasonably priced, great tasting organic packaged products for both children and adults.

According to the Organic Trade Association, organic product sales have grown at about a 20% annual rate since 1990. Organic Trade Association (OTA) is a membership-based business association that concentrates on the organic business community in North America and is located in Greenfield, MA. A March 9, 2006 article published by “Reuters Food Summit” (an internet service of the Reuters Foundation), indicates major signs showing that the natural and/or organic foods are gathering speed and that mainstream acceptance is forcing big box stores, such as Wal-Mart Inc., to double its offering of organic products in its stores.

Further research shows consumers of various states, such as Washington and Oregon, for example, conscious of buying green and organic.  Recent market research by Mambo Sprouts Marketing released in 2008, explained that consumers in Washington and Oregon see buying ‘green’ as a priority. More than nine in ten consumers (92%) reported buying the same (54%).

ANTHUS LIFE has secured a manufacturer with the requisite governmental approval, having completed the package design and is distributing the initial product offering.  ANTHUS LIFE is excited about the opportunity to bring healthy, great tasting, and natural and/or organic food products at affordable prices to the mass North American market.

Anthus Life Corp has agreements in place with the following companies/individuals:

Delphina Group – Anthus Life has entered into a five year agreement for outsourced services with Delphina Group Corp. This Agreement incorporates services for product development, outsourced sales and lead development, outsourced customized marketing services, distribution network development, private label product management, and formulary development.

This Agreement is included in this filing as Exhibits 10.3.

Anthus Life also has various manufacturer and manufacturers’ representative agreements in place that will be entered into and changed in the ordinary course of daily business.  Currently the Company, as many companies do in the normal course of business, outsources its manufacturing to a third party.  Anthus Life, while it owns it formularies, chooses to utilize a third party, primarily for minimizing capital requirements.  However, in the future, the company anticipates vertically integrating manufacturing capabilities as capital allocation allows.

The agreement with Anthus Life Corp. manufacturer is verbal.  The intent with the manufacturer is long term; this manufacturer has been manufacturing the Company’s product since June 2009, and continues to do so, according to our recipe, upon request and purchase order.

Item 1A.  Risk Factors.

The securities offered hereby involve a high degree of risk, including risks associated with our need for further additional financing, the fact that we rely on key personnel, who may leave us, our ability to manage our growth, the fact that we may face intense competition for our services, the fact that we have not and do not plan to pay any cash dividends on our stock, that our Certificate of Incorporation and Bylaws provide for indemnification of our officers and Directors to the full extent allowed by Nevada State law, the fact that we have a limited operating history, the fact that our Board of Directors has authority to issue shares of Common Stock without shareholder approval, which shares may cause substantial dilution to our then existing shareholders, the fact that we do not currently have a market for our securities, the fact that we rely heavily on our ability to market our products, the effect that unfavorable publicity may have on our operations, and the potential volatility of our common stock when traded and the penny stock restrictions on our common stock.

The securities offered herein are highly speculative and should only be purchased by persons who can afford to lose their entire investment in us, and is suitable only for investors of substantial financial means.. You should carefully consider the following risk factors and other information in this Prospectus before deciding to become a holder of our Common Stock. If any of the following risks actually occur, our business and financial results could be negatively affected to a significant extent.

Forward Looking Statements: The statements contained in this Prospectus that are not historical fact are forward-looking statements which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. We have made the forward-looking statements with management’s best estimates prepared in good faith.

Because of the number and range of the assumptions underlying our projections and forward-looking statements, many of which are subject to significant uncertainties and contingencies that are beyond our reasonable control, some of the assumptions inevitably will not materialize and unanticipated events and circumstances may occur subsequent to the date of this Prospectus.

These forward-looking statements are based on current expectations, and we will not update this information other than required by law. Therefore, the actual experience of Anthus Life Corp, and results achieved during the period covered by any particular projections and other forward-looking statements should not be regarded as a representation by Anthus Life Corp., or any other person, that we will realize these estimates and projections, and actual results may vary materially. We cannot assure you that any of these expectations will be realized or that any of the forward-looking statements contained herein will prove to be accurate.

The Company’s business is subject to the following Risk Factors (reference to “our,” “we,” “ALC,” and words of similar meaning in these Risk Factors refer to the Company):

IF OUR MANUFACTURER DECIDES TO TERMINATE OUR VERBAL AGREEMENT AND STOP PRODUCING OUR BARS, WE MAY HAVE TO SHUT DOWN AND CEASE OPERATIONS

If our Manufacturer, whom we have only a verbal agreement with, decides to terminate our agreement and stop producing our bars, we may have to shut down and cease operations until we move to an alternative source for manufacturing our products.  This could cause a negative impact on our Company’s operations because we may not have a sufficient amount of product on hand to support outstanding orders. In addition, should the Company cease operations, the value of its common shares could be negatively affected and could result in the loss of your entire investment.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01:  Changes in Registrant’s Certifying Accountant

The former accountant, Malcom Pollard, Inc. was the independent accountant for Stakool, Inc.; Silberstein Ungar, PLLC was the independent accountant for Anthus Life Corp.  Upon the Purchase and Sale of Stakool, Inc., to Anthus Life, Corp., Peter Hellwig, President of Anthus Life, made the decision to retain Silberstein Ungar as its independent accountant going forward with Stakool, Inc.  When an Exhibit 16 Letter was requested by counsel of Malcom Pollard, Inc. they steadfastly refused to provide same.  Under allegations that the previous management of Stakool, Inc. did not satisfy an unpaid account at Malcolm Pollard, Inc., Malcolm Pollard continues to refuse to produce a letter for us to include as Exhibit 16.  Silberstein Ungar, PLLC has prepared the financial statements of Anthus Life Corp. since January 2011 and it has agreed to allow us to utilize its services as Stakool, Inc.’s independent accountant.

Malcolm Pollard has not indicated to the company that there were any disagreements with its firm, resolved or not, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Neither Mr. Hellwig nor anyone from the Company consulted with Silberstein Ungar with regard to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the company’s financial statements; instead, Mr. Hellwig requested Silberstein Ungar move forward as its independent accountant and provide audited financial statements for Stakool, Inc.

Section 8 - Other Events

Item 8.01 Other Events

Shannon Miller Lifestyle – Anthus Life has entered into an agreement with Shannon Miller Lifestyle wherein Shannon Miller, seven-time Olympic Medalist in gymnastics, has agreed to make a set number of appearances on the company’s behalf as a spokesperson for the Company, specifically endorsing one of the product lines of the company.  Additionally, Shannon Miller will utilize her website and social media, shannonmillerlifestyle.com, to raise awareness about the product.  In exchange for Ms. Miller’s appearances and for the use of her website, Ms. Miller will receive reasonable compensation, 700,000 shares of Stakool, Inc. common stock, and four boxes of product per month.  Ms. Miller’s contract is renewable and/or terminable upon mutual agreement of both parties.

Section 9 – Financial Statements and Exhibits

(d) Exhibits.

10.4	Consulting Agreement with Delphina Group Corp.

10.5	Amended Payment Schedule

10.6	Amendment to Amended Payment Schedule

All other information contained in this report including the exhibits hereto shall be deemed furnished, and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENT

This Report on Form 8-K and the materials incorporated herein by reference contain forward-looking statements that involve risks and uncertainties. We use words such as “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue” and variations thereof, and other statements contained in this quarterly report, and the exhibits hereto, regarding matters that are not historical facts and are forward-looking statements. Because these statements involve risks and uncertainties, as well as certain assumptions, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to risks inherent in: our early stage of development, including a lack of operating history, lack of profitable operations and the need for additional capital; See “RISK FACTORS THAT MAY AFFECT OUR BUSINESS” set forth herein for a more complete discussion of these factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements include our plans and objectives for future operations, including plans and objectives relating to our products and our future economic performance. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development and commercialization of our technologies, fluctuating price of oil, as well as weather conditions, all of which are difficult, or impossible, to predict accurately and many of which are beyond our control. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in any of the forward-looking statements contained herein will be realized. Based on the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of any such statement should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012	STAKOOL, INC.

By: /s/ Peter Hellwig
Peter Hellwig
President/CEO/Director

EXHIBIT INDEX

Exhibit No.                            SEC Ref. No.         Title of Document

5	10.4	Consulting Agreement with Delphina Group Corp.

6	10.5	Amended Payment Schedule

7	10.6	Amendment to Amended Payment Schedule